THE PACIFIC CAPITAL FUNDS
                                       OF
                                CASH ASSETS TRUST


                        Supplement to the Prospectus for
                               Original Shares and
                       Statement of Additional Information
                             Dated July 31, 2003 as
                     Previously Supplemented January 2, 2004


         Effective 60 days after the date of this supplement:

Prospectus for Original Shares:

     The following sub-heading will be added as the last paragraph of the "Distribution Arrangements" section of the Prospectus:

Exchange Privilege

     Generally, you can exchange Original Shares of the Funds into the tax-free municipal bond funds and the equity fund (the "Aquila Bond or Equity Funds") and the Aquila Money-Market Funds in the Aquilasm Group of Funds (collectively, the "Aquila Funds"). The shares acquired in the exchange are subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange. Because excessive trading can be harmful to the Funds and their other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Funds or any of the other Aquila Funds believe that they would be harmed or be unable to invest effectively or (ii) they receive or anticipate receiving simultaneous orders that may significantly affect the Funds or any other Aquila Fund.

Statement of Additional Information:

     The first paragraph under the caption "Aquilasm Group Exchange Privilege" will be replaced by the following:

     Shareholders may exchange their Original Shares of any Fund into certain related tax-free municipal bond funds and an equity fund (the "Aquila Bond and Equity Funds") and the Aquila Money-Market Funds, all of which (the "Aquila Exchange Group") are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Administrator and Distributor as the Funds. All exchanges are subject to certain conditions described below. As of the date of this supplement, the Aquila Bond and Equity Funds are Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For Utah, Narragansett Insured Tax-Free Income Fund, and Aquila Rocky Mountain Equity Fund; the Aquila Money-Market Funds are the Funds. (With respect to exchanges of Original Shares of any Fund into shares of any other Fund, only exchanges for Original Shares of those funds are permitted.)

     Because excessive trading in shares of the Funds can be harmful to the Funds and their other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Funds or any of the other Aquila Funds believe that they would be harmed or be unable to invest effectively or (ii) they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.


                         The date of this supplement is
                                  July 13, 2004